UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  November 14, 2023
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XENCOR, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36182	20-1622502

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

465 North Halstead Street, Suite 200 Pasadena, California	91107

(Address of principal executive offices)	(Zip Code)
(626) 305-5900
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XNCR	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 14, 2023, the Company entered into an Amended and Restated Collaboration and License Agreement (the “New Collaboration Agreement”) with Genentech, Inc., a Delaware corporation, having its principal place of business at 1 DNA Way, South San Francisco, California 94080 (“GNE”), and F. Hoffmann-La Roche Ltd, a corporation organized and existing under the laws of Switzerland, having its principal place of business at Grenzacherstrasse 124, CH 4070 Basel, Switzerland (“Roche”) (GNE and Roche, collectively, “Genentech”). The New Collaboration Agreement is effective as of June 1, 2024 (the “Effective Date”) and, as of that date, will replace the current Collaboration and License Agreement between the Company and Roche which was entered into on February 4, 2019 (the “Original Collaboration Agreement”). The Original Collaboration Agreement will remain effective for the period between February 4, 2019 and the Effective Date.

The Company has exercised its option under the Original Collaboration Agreement to convert its current development cost and profit-sharing arrangement with Genentech into a royalty and milestone payment financial arrangement (the “Royalty Conversion”). Pursuant to the terms of the New Collaboration Agreement, the Company and Genentech have agreed on the financial and other terms to implement the Royalty Conversion. Pursuant to the Royalty Conversion, in connection with any program under the Original Collaboration Agreement, including XmAb306 (RO7310729), the Company will be entitled to receive tiered royalties on a product-by-product and country-by-country basis ranging from low double-digit to mid-teens percentages. The Company will also be entitled to receive up to $600 million in milestones, including $115 million in development milestones, $185 in regulatory milestones and $300 million in sale-based milestones.

Pursuant to the terms of the New Collaboration Agreement, after the Effective Date, Genentech will assume sole responsibility over all clinical, regulatory, and commercial activities.

The descriptions of the contractual arrangements contained herein do not purport to be complete and are qualified in their entirety by reference to the copy of the actual agreement which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the period ending December 31, 2023.

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2023	XENCOR, INC.

	By:	/s/ Celia Eckert
Celia Eckert
General Counsel & Corporate Secretary
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